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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


For the quarter ended June 30, 2002:


                               STERIS Corporation
                               ------------------


           Ohio                       0-20165                34-1482024
----------------------------       --------------       --------------------
(State or Other Jurisdiction        (Commission            (IRS Employer
     of Incorporation)              File Number)         Identification No.)


5960 Heisley Road, Mentor, Ohio                              44060-1834
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:   440-354-2600
                                                    ---------------------

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Item 9. Regulation FD Disclosure

     On August 13, 2002, in connection with the filing of the Form 10-Q of STERIS Corporation (the "Company") for the quarter ended June 30, 2002 (the "Report"), the Chief Executive Officer and the Chief Financial Officer of the Company each certified, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          STERIS Corporation


                                          By: /s/ Laurie Brlas
                                              ---------------------------------
                                              Name:  Laurie Brlas
                                              Title: Senior Vice President and
                                                     Chief Financial Officer

Date: August 13, 2002